UNIVERSAL ANNUITY
SEMI-ANNUAL REPORTS
JUNE 30, 1998



[UMBRELLA LOGO]



THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES

THE TRAVELERS QUALITY BOND ACCOUNT
FOR VARIABLE ANNUITIES

THE TRAVELERS MONEY MARKET ACCOUNT
FOR VARIABLE ANNUITIES



TRAVELERS LIFE & ANNUITY
        A Member of Travelers Group  [LOGO]


The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT 06183

                         Travelers Asset Management International Corporation
                         ("TAMIC") provides fixed income management and advisory
                         services for the following Travelers Variable Products
                         Separate Accounts contained in this report: The
[TAMIC LOGO]             Travelers Quality Bond Account for Variable Annuities,
                         The Travelers Money Market Account for Variable
                         Annuities and The Travelers Growth and Income Stock
                         Account for Variable Annuities.

                         The Travelers Investment Management Company ("TIMCO")
[TIMCO LOGO]             provides equity management and subadvisory services for
                         The Travelers Growth and Income Stock Account for
                         Variable Annuities.

[TRAVELERS LIFE & ANNUITY LOGO]

THE TRAVELERS VARIABLE PRODUCT SEPARATE ACCOUNTS
INVESTMENT ADVISORY COMMENTARY AS OF JUNE 30, 1998



ECONOMIC REVIEW AND OUTLOOK

The U.S. economy continues to provide the domestic capital markets with the almost ideal conditions of low interest rates, lower inflation and steady economic growth. First quarter Gross Domestic Product ("GDP") growth was well ahead of expectations and led to the prospect of a Federal Reserve Board ("Fed") tightening midway through the first half of 1998. Reported inflation, however, remained low and the Asian currency crisis caused the Fed to lean towards a more neutral stance.

Despite the strong first quarter, the U.S. economy recently showed signs of slowing down. While industrial production and retail sales trended lower, the most compelling evidence of the slowdown comes from the bond market. For the first time since 1990, the portion of the Treasury yield curve showing the spread between the 2-year and 10-year Treasury yields is now slightly inverted. In the past, an inverted yield curve has been a harbinger of an economic downturn.

Fed Chairman Alan Greenspan notes in his testimony on July 21, 1998 that the Fed remains more concerned about inflation rather than an economic recession. We see no indications of either an economic or earnings recession in the near future and the risk in the stock market is largely mitigated by this outlook.

The U.S. stock market posted handsome returns in the first half of 1998. On a year-to-date basis, the Dow Jones Industrial Average ("DJIA") rose 13.2% while the broader Standard & Poor's 500 Stock Index ("S&P 500") gained 16.8%. At this pace, the stock market would yet again produce another year of 30% or more of appreciation, a 3 year run unprecedented in the history of equity markets. The bond market produced healthy returns as yields on 30-year Treasury bonds fell to their lowest level since the introduction of these securities in 1977.

We look ahead to a slower economy in the second half of 1998. The absence of inflationary pressure should keep bond yields below 6% while the combination of lofty valuations and slower earnings growth in 1998 could find stocks at the upper end of a trading range for the rest of the year.

EQUITY COMMENTARY

After three remarkable years of market appreciation averaging over 30% annually, the first quarter's total return of the S&P 500 of almost 15% was that much more impressive. Since 1995, the stock market's climb has also been supported by a dramatic increase in money flows by domestic and foreign investors, as well as corporate buybacks and merger activity. Low domestic inflation and steady revenue gains have also contributed to the expansion in the price-to-earnings multiple.

Consumer cyclical and technology stocks led the market higher during the first quarter. Low interest rates, low stable inflation, and healthy economic growth combined to support consumer confidence and generated strong sales growth and stock price appreciation in the retail, housing, auto and airline industries. Many technology stocks rebounded from a late 1997 decline, as investors grew confident that the Asian economic crisis would not lead to a global economic slowdown. Telecommunications equipment and software stocks performed the best, while semiconductor stocks lagged due to ongoing oversupply and price weakness.

Stock market volatility increased significantly in the second quarter of 1998. Investor focus shifted from the prospects of Fed monetary policy tightening to the Asian crisis and eventually to hopes of reasonable corporate earnings growth for the second quarter. Large cap stocks posted a gain for the second quarter while small cap stocks declined to fall farther behind their large cap counterparts.

A seesaw pattern in stock prices persisted at the beginning of the second quarter, as stock prices remained almost unchanged at the end of April from a month earlier. Interest rate concerns took center stage towards the end of April as the Fed publicly discussed a shift to a tightening bias. Long-term interest rates shot up above 6% while the S&P 500 fell 4.3% from April 23 to April 27.

Despite a strong first quarter GDP report, and continued low inflation a slowdown in the second half of 1998 has become apparent. Bond prices stabilized as a result of such evidence in late April and early May and stock prices recovered to the levels established at the end of the first quarter.

Renewed concerns over Asia and slowing earnings growth rocked the stock market in May. The S&P 500 index declined by almost 2% while the Russell 2000 Stock Index fell nearly 5%. Several companies provided early guidance about lower second quarter earnings during the month of May. Investors, already worried about record valuations in the stock market, showed no mercy in their response to such disappointments as some stock prices tumbled down by as much as 50%.

Growth stocks performed better than value stocks in the second quarter of 1998 in the large cap universe. In particular, the technology, health care and consumer discretionary sectors performed quite well while the energy sector underperformed significantly in the wake of falling oil prices.

The widely anticipated earnings pre-announcement season at the end of June, when companies confess to upcoming earnings shortfalls, was not as severe as in prior quarters. The stock market appears to have drawn a positive inference from this event and the current outlook for second half earnings seems favorable. Corporate earnings growth, however, is clearly slowing down and the recent market strength and current valuations are both predicated on a healthy earnings rebound in the second half of the year and into 1999.

Besides the historically high valuations for large cap stocks, we think the principal risk to the U.S. stock market remains on the earnings front. If Asia remains in a protracted recession, which is a likely scenario at this point, a slowdown in the global economy could take its toll on U.S. corporate profits. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the price-to-earnings multiple. We remain cautious about the U.S. stock market in the short term but bullish over the intermediate to long term.

FIXED INCOME COMMENTARY

Just when many investors were getting somewhat more comfortable with risk again, the Asian financial crisis re-erupted in May and June. Unrest in Indonesia and further weakness in the Japanese yen were some of the latest highlights in the latest chapter of the Asian crisis. The region's turmoil sent Asia's stock markets down again and caused major setbacks in most emerging country stock and bond markets. In addition, heightened investor concerns about greater risk triggered yet another crisis in Russia's fragile markets.

In reaction to the renewed troubles in Asia, the U.S. bond market rallied as many global investors sought refuge in U.S. Treasury securities during the reporting period. Combined with the United States and Japanese intervention to stabilize the yen, the rally in U.S. Treasuries helped to support the U.S. stock and bond markets by the end of the second quarter of 1998. Within the U.S. bond markets, investment grade bonds barely performed better than U.S. Treasuries. Many longer-maturity bonds could not keep pace with the strong performance of the 30-year U.S. Treasury bond. Mortgage-backed security spreads widened and discount bonds performed better than premium bonds, as mortgage prepayments remained high. Corporate bond spreads widened due to heavy issuance (i.e., more supply) with the most widening occurring in bonds issued by corporations that were more impacted by the Asian crisis.

Municipal bonds performed poorly as heavy issuance and investor "sticker shock" kept tax-exempt bond yields from declining as much as U.S. Treasuries. High yield bonds and emerging market bonds also lagged U.S. Treasuries during the second quarter of 1998, although high yield bonds are still ahead of U.S. Treasuries for the first six months of 1998.

We continue to believe that interest rates in the U.S. will slowly move lower as the crisis in Asia pushes U.S. GDP down to a 1%-2% annual range in the second half of 1998. Exports from the U.S. have declined sharply and the trade deficit has widened rapidly. We expect even greater deterioration in the U.S. trade deficit as Asian imports accelerate in the second half of the year. Inventory growth in the U.S. was strong in the first half of 1998, and that condition should slow projected U.S. economic growth in the second half of the year. In addition, we expect that corporate profits will continue to be flat, which combined with inventories and weak commodity prices, should help to weaken capital spending during the next several quarters.

Within the U.S. bond market, we anticipated that the yield curve will be steeper six to twelve months from now (The yield curve shows the difference between short-and-long-term yields). However, we think that the yield curve will likely stay flat until it becomes clearer that the inflationary risks from currently tight U.S. labor markets have passed. As rates decline, bond spreads are likely to widen. In addition, bond spreads should widen more because of a continuation of the flight to quality as well as the fact that the supply of bonds should remain high at these rate levels. The overall low inflationary environment and the expected economic slowdown, along with the increased volatility in the stock market, have created a favorable backdrop for fixed income investments.





DAVID A. TYSON, CFA, TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION

SANDIP A. BHAGAT, CFA, PRESIDENT & CHIEF INVESTMENT OFFICER, THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

                                TABLE OF CONTENTS




                                                                            PAGE
--------------------------------------------------------------------------------
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES......................................................   5


THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES...................  18


THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES...................  27

                                  THE TRAVELERS
                                GROWTH AND INCOME
                                  STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES


The Travelers Growth and Income Stock Account For Variable Annuities ("Account GIS") is managed by Travelers Asset Management International Corporation ("TAMIC") with The Travelers Investment Management Company ("TIMCO") serving as subadvisory. Account GIS is managed to provide diversified exposure to the large-company segment of the U.S. equity market. Stock selection is based on a quantitative screening process favoring companies that achieve earnings growth above consensus expectations and whose shares offer attractive relative value. In order to achieve consistent relative performance, we manage Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised primarily of large-company stocks.

For the six months ended June 30, 1998, Account GIS achieved a total return of 19.0%, before fees and expenses, well ahead of the S&P 500's return of 16.8%. Net of fees and expenses, Account GIS's total return of 17.7% for the first half of 1998 compared favorably to the 11.6% average return for variable annuity stock accounts in the Lipper Growth & Income Category. On a trailing twelve month basis as of June 30, 1998, Account GIS had a total return of 29.4%, net of fees and expenses, compared to the Lipper Growth & Income average of 21.6%.

During the first half of 1998, stock selection in the health care, consumer discretionary, producer durables, autos and transportation sectors made the strongest positive contribution to Account GIS's overall relative performance. In the health care sector, Account GIS benefited from positions in companies with strong diversified sources of earnings such as American Home Products, Schering-Plough and Warner-Lambert. In the consumer discretionary sector, we were helped by overweighted positions in media companies such as Chancellor Media, New York Times, Meredith Corp. and a number of different retailers such as Costco, Albertsons and Jones Apparel.

In the producer durables sector, our positions in Textron and United Technologies helped performance in the first quarter. In the transportation sector, our emphasis on the better performing airline and automobile industries also made a positive contribution to performance. Our individual stock picks here such as Delta Air Lines, AMR Corp. and Ford Motor all performed well during the period. Our positions in The Equitable Companies and Morgan Stanley Dean Witter helped performance in the financial services sector towards the end of the second quarter.

We lost ground relative to the benchmark primarily in the technology sector. In the technology sector, our relative performance was penalized by not holding a number of better performing stocks such as EMC Corp. and Digital Equipment. We were also hurt by overweighted positions in VLSI Technology and Oracle, which both reported earnings disappointments.

Our disciplined approach to stock selection emphasizes stocks, that offer improving fundamentals and relative earnings gains at discounted stock valuations. In the technology sector, we focus on higher growth industries like networking and software through our positions in Cisco and Intuit. We maintain an underweight position in the weak performing semiconductor group by excluding stocks such as Motorola which have produced a string of negative earnings surprises. In the health care sector, we continue to emphasize Guidant, a leading manufacturer of medical devices that regulate heart activity through chest implants. Our focus among the financial services sector remains on the securities industry where we have positions in Merrill Lynch, Morgan Stanley Dean Witter and The Equitable Companies.

We believe that the current economic expansion has further to go and that inflation will remain low. These factors argue in favor of a continuation of the current bull market. Earnings growth, however, is clearly slowing down and the recent market strength and current valuations are both predicated on a healthy earnings rebound in the second half of the year and into 1999. Besides the historically high valuations for large capitalization stocks, the principal risk to the U.S. stock market remains on the earnings front. A prolonged period of anemic earnings growth would trigger a correction in the stock market through a contraction in the price-to-earnings multiple. We remain cautious about the U.S. stock market over the short term. In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries.


PORTFOLIO MANAGER:  SANDIP A. BHAGAT, CFA


[TAMIC LOGO]                                                [TIMCO LOGO]

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 1998


ASSETS:
     Investment securities, at market value (cost $530,365,501).................     $ 819,605,553
     Cash.......................................................................           565,958
     Receivables:
          Dividends.............................................................           677,030
          Investment securities sold............................................        47,390,512
          Purchase payments and transfers from other Travelers accounts.........         1,379,867
     Other assets...............................................................            37,849
                                                                                     ---------------

               Total Assets.....................................................       869,656,769
                                                                                     ---------------

LIABILITIES:
     Payables:
          Investment securities purchased.......................................        47,996,472
          Contract surrenders and transfers to other Travelers accounts.........           760,972
          Investment management and advisory fees...............................            68,481
          Variation on futures margin...........................................            31,875
     Accrued liabilities........................................................           167,552
                                                                                     --------------

               Total Liabilities................................................        49,025,352
                                                                                     --------------

NET ASSETS......................................................................     $ 820,631,417
                                                                                     ==============



                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998


INVESTMENT INCOME:
     Dividends..................................................................  $   4,974,968
     Interest...................................................................        324,438
                                                                                  --------------
          Total income..........................................................                     $   5,299,406


EXPENSES:
     Investment management and advisory fees....................................      1,911,548
     Insurance charges..........................................................      4,391,432
                                                                                  --------------
          Total expenses........................................................                         6,302,980
                                                                                                     ---------------

               Net investment loss..............................................                        (1,003,574)
                                                                                                     ---------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
        INVESTMENT SECURITIES:
     Realized gain from investment security transactions:
          Proceeds from investment securities sold..............................    221,535,420
          Cost of investment securities sold....................................    179,053,209
                                                                                  --------------

               Net realized gain................................................                        42,482,211

     Change in unrealized gain on investment securities:
          Unrealized gain at December 31, 1997..................................    208,374,317
          Unrealized gain at June 30, 1998......................................    289,240,052
                                                                                  --------------
               Net change in unrealized gain for the period.....................                        80,865,735
                                                                                                     ---------------

                    Net realized gain and change in unrealized gain ............                       123,347,946
                                                                                                     ---------------

     Net increase in net assets resulting from operations.......................                     $ 122,344,372
                                                                                                     ===============



                        See Notes to Financial Statements

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                               SIX MONTHS
                                                                                                 ENDED          YEAR ENDED
                                                                                                JUNE 30,       DECEMBER 31,
                                                                                                  1998             1997
                                                                                                  ----             ----
                                                                                              (UNAUDITED)
OPERATIONS:
     Net investment income (loss)....................................................       $   (1,003,574)    $      515,301
     Net realized gain from investment security transactions.........................           42,482,211         80,067,798
     Net change in unrealized gain on investment securities..........................           80,865,735         80,794,664
                                                                                           -----------------  -----------------

          Net increase in net assets resulting from operations.......................          122,344,372        161,377,763
                                                                                           -----------------  -----------------

UNIT TRANSACTIONS:
     Participant purchase payments
          (applicable to 1,744,979 and 3,027,691 units, respectively)................           28,854,055         40,692,594
     Participant transfers from other Travelers accounts
          (applicable to 2,936,816 and 5,078,380 units, respectively)................           48,102,686         68,355,384
     Administrative charges
          (applicable to 14,871 and 30,500 units, respectively)......................             (261,352)          (428,591)
     Contract surrenders
          (applicable to 1,505,713 and 3,044,510 units, respectively)................          (25,242,943)       (41,682,919)
     Participant transfers to other Travelers accounts
          (applicable to 1,768,968 and 4,257,243 units, respectively)................          (29,343,160)       (56,815,055)
     Other payments to participants
          (applicable to 79,593 and 166,399 units, respectively).....................           (1,342,032)        (2,235,718)
                                                                                           -----------------  -----------------
          Net increase in net assets resulting from unit transactions................           20,767,254          7,885,695
                                                                                           -----------------  -----------------

               Net increase in net assets............................................          143,111,626        169,263,458

NET ASSETS:
     Beginning of period.............................................................          677,519,791        508,256,333
                                                                                           -----------------  -----------------

     End of period...................................................................       $  820,631,417     $  677,519,791
                                                                                           =================  =================



                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account GIS is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account GIS in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account GIS may use stock index futures contracts as a substitute for the purchase or sale of individual securities. When Account GIS enters into a futures contract, it agrees to buy or sell a specified index of stocks at a future time for a fixed price, unless the contract is closed prior to expiration. Account GIS is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account GIS's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account GIS are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account GIS holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the specified indexes associated with the futures contract.

    OPTIONS. Account GIS may purchase index or individual equity put or call options, thereby obtaining the right to sell or buy a fixed number of shares of the underlying asset at the stated price on or before the stated expiration date. Account GIS may sell the options before expiration. Options held by Account GIS are listed on either national securities exchanges or on over-the-counter markets, and are short-term contracts with a duration of less than nine months. The market value of the options will be the latest sale price as of the close of business of the New York Stock Exchange, or in the absence of such sale, the latest bid quotation.

    REPURCHASE AGREEMENTS. When Account GIS enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account GIS plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account GIS securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account GIS monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account GIS's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account GIS form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account GIS. Account GIS is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    YEAR 2000. In 1996, The Travelers began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems that have time-sensitive programs to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations. The Travelers has a comprehensive plan in progress to address its internal year 2000 issue with modifications to existing programs and conversions to new programs to bring all of its critical business systems into year 2000 compliance by year-end 1998. The total cost associated with the required modifications and conversions, which are expensed as incurred, is not expected to have a material effect on The Travelers financial position, results of operations or liquidity. The Travelers also has third party customers, financial institutions, vendors and others with which it conducts business and is in the process of confirming their plans to address year 2000 issues. While The Travelers has been advised that these efforts by third party vendors and customers will be successfully completed in a timely manner, it is possible that a series of failures by third parties could have a material adverse effect on The Travelers results of operations in future periods.

2.  INVESTMENTS

    The costs of purchases and proceeds from sales of investments (other than short-term securities), were $225,053,696 and $197,107,557, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government securities were $120,953 and $314,740, respectively, for the six months ended June 30, 1998. Realized gains and losses from investment security transactions are reported on an identified cost basis.

    Account GIS placed a portion of its security transactions with brokerage firms which are affiliates of The Travelers. The commissions paid to these affiliated firms were $54,063 and $94,251 for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

    At June 30, 1998, Account GIS held 15 open S&P 500 Stock Index futures contracts expiring in September, 1998. The underlying face value, or notional value, of these contracts at June 30, 1998 amounted to $4,286,250. In connection with these contracts, short-term investments with a par value of $670,000 had been pledged as margin deposits.

    Net realized gains resulting from futures contracts were $1,229,629 and $113,394 for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively. These gains are included in the net realized gain from investment security transactions on both the Statement of Operations and the Statement of Changes in Net Assets. The cash settlement for June 30, 1998 is shown on the Statement of Assets and Liabilities as a payable for variation on futures margin.

3.  CONTRACT CHARGES

    Effective May 1, 1998, investment management and advisory fees are calculated daily at annual rates which start at 0.65% and decrease, as net assets increase, to 0.40% of Account GIS's average net assets. These fees are paid to Travelers Asset Management International Corporation ("TAMIC"), an indirect wholly owned subsidiary of Travelers Group Inc. Pursuant to a subadvisory agreement between TAMIC and The Travelers Investment Management Company ("TIMCO"), an indirect wholly owned subsidiary of Travelers Group Inc., TAMIC pays TIMCO a subadvisory fee calculated daily at annual rates which start at 0.45% and decrease, as net assets increase, to 0.20% of Account GIS's average net assets.

    Prior to May 1, 1998, investment management and advisory fees were calculated daily at an annual rate of 0.45% of Account GIS's average net assets. These fees were paid to TIMCO.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account GIS on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account GIS on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account GIS sales charges of $14,475 and $30,718 for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $100,043 and $143,351 of contingent deferred sales charges for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $20,662,000 and $17,568,000 of the net assets of Account GIS were held on behalf of an affiliate of The Travelers as of June 30, 1998 and December 31, 1997, respectively. Transactions with this affiliate during the six months ended June 30, 1998 and the year ended December 31, 1997 were comprised of participant purchase payments of approximately $353,000 and $425,000 and contract surrenders of approximately $354,000 and $466,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                                   JUNE 30, 1998
                                                                                ----------------------------------------------
                                                                                                    UNIT              NET
                                                                                     UNITS         VALUE            ASSETS
                                                                                     -----         -----            ------
Accumulation phase of contracts issued prior to May 16, 1983....................  14,265,104   $   18.280      $  260,785,012
Annuity phase of contracts issued prior to May 16, 1983.........................     344,007       18.280           6,288,904
Accumulation phase of contracts issued on or after May 16, 1983.................  31,374,959       17.604         552,372,473
Annuity phase of contracts issued on or after May 16, 1983......................      67,310       17.604           1,185,028
                                                                                                               ---------------

Net Contract Owners' Equity..........................................................................          $  820,631,417
                                                                                                               ===============

6. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)

   Contracts issued prior to May 16, 1983               SIX
                                                       MONTHS
                                                       ENDED                       FOR THE YEARS ENDED DECEMBER 31,
                                                      JUNE 30,               (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                   ------------     -------------------------------------------------------------
                                                        1998            1997          1996        1995         1994        1993
                                                        ----            ----          ----        ----         ----        ----
   SELECTED PER UNIT DATA:
     Total investment income........................  $   .118       $   .233     $   .216     $  .208     $   .192    $   .189
     Operating expenses.............................      .128           .201         .154        .123         .100        .092
                                                      --------      ----------    ---------    ---------   ---------    --------

     Net investment income (loss)...................    (.010)           .032         .062        .085         .092        .097

     Unit value at beginning of period..............    15.510         11.763        9.668       7.120        7.194       6.664
     Net realized and change in unrealized gains
       (losses).....................................     2.780          3.715        2.033       2.463       (.166)        .433
                                                      ---------     ----------    ---------    ---------   ---------    --------

     Unit value at end of period....................  $ 18.280       $ 15.510     $ 11.763     $ 9.668     $  7.120    $  7.194
                                                      =========     ==========    =========    =========   =========    ========

   SIGNIFICANT RATIOS AND ADDITIONAL DATA:
     Net increase (decrease) in unit value..........  $   2.77       $   3.75     $   2.10     $  2.55     $  (.07)    $    .53
     Ratio of operating expenses to average net
       assets.......................................      1.50%*         1.45%        1.45%       1.45%        1.41%       1.33%
     Ratio of net investment income (loss) to
       average net assets...........................     (.11)%*          .24%         .60%       1.02%        1.30%       1.40%
     Number of units outstanding at end of
       period (thousands)...........................    14,609         15,194       16,554      17,896       19,557      21,841
     Portfolio turnover rate........................        26%            64%          85%         96%         103%         81%
     Average commission rate paid+..................  $   .052       $   .051     $   .047           -            -           -


   Contracts issued on or after May 16, 1983             SIX
                                                        MONTHS
                                                        ENDED                       FOR THE YEARS ENDED DECEMBER 31,
                                                       JUNE 30,             (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                      ----------    ------------------------------------------------------------
                                                         1998          1997          1996        1995         1994        1993
                                                         ----          ----          ----        ----         ----        ----
   SELECTED PER UNIT DATA:
     Total investment income........................  $   .113      $   .228      $   .212     $  .205      $  .189     $  .184
     Operating expenses.............................      .143          .228          .175        .140         .115        .106
                                                      ---------     ---------     ---------   ----------   ---------   ---------

     Net investment income (loss)...................    (.030)          .000          .037        .065         .074        .078

     Unit value at beginning of period..............    14.955        11.371         9.369       6.917        7.007       6.507
     Net realized and change in unrealized
       gains (losses)...............................     2.679         3.584         1.965       2.387       (.164)        .422
                                                      ---------     ---------     ---------   ----------   ---------   ---------

     Unit value at end of period....................  $ 17.604      $ 14.955      $ 11.371     $ 9.369      $ 6.917     $ 7.007
                                                      =========     =========     =========   ==========   =========   =========

   SIGNIFICANT RATIOS AND ADDITIONAL DATA:
     Net increase (decrease) in unit value..........  $   2.65      $   3.58      $   2.00     $  2.45      $ (.09)     $   .50
     Ratio of operating expenses to average net
       assets.......................................      1.75%*        1.70%         1.70%       1.70%        1.65%       1.57%
     Ratio of net investment income (loss) to
       average net assets...........................     (.36)%*         .00%          .36%        .79%        1.05%       1.15%
     Number of units outstanding at end of
       period (thousands)...........................    31,442        29,545        27,578      26,688       26,692      28,497
     Portfolio turnover rate........................        26%           64%           85%         96%         103%         81%
     Average commission rate paid+..................  $   .052      $   .051      $   .047           -            -           -

* Annualized.

+ The average commission rate paid is a required disclosure for fiscal years beginning after September 1, 1995. It is calculated by dividing the total dollar amount of commissions paid for equity securities by the total number of shares purchased and sold during the year.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1998


                                                 NO. OF          MARKET
                                                 SHARES          VALUE
                                               ------------  -------------
COMMON STOCKS (99.4%)

  AEROSPACE (1.2%)
   Boeing Co.                                    82,730      $  3,686,656
   General Dynamics Corp.                        44,200         2,055,300
   United Technologies Corp.                     47,600         4,403,000
                                                             -------------
                                                               10,144,956
                                                             -------------
  AIRLINES (1.5%)
   AMR Corp. (A)                                 49,180         4,094,235
   Continental Airlines (A)                      50,600         3,080,275
   Delta Air Lines                               21,600         2,791,800
   US Airways Group Inc. (A)                     30,500         2,417,125
                                                             -------------
                                                               12,383,435
                                                             -------------
  AUTOMOTIVE (2.4%)
   Chrysler Corp.                                58,100         3,275,388
   Ford Motor Co.                               147,600         8,708,400
   General Motors Corp.                          65,300         4,362,856
   Navistar International Corp. (A)             120,800         3,488,100
                                                             -------------
                                                               19,834,744
                                                             -------------
  BANKING (9.2%)
   Banc One Corp.                                27,064         1,510,509
   BankAmerica Corp.                             78,500         6,785,344
   BankBoston Corp.                              70,200         3,904,875
   Bankers Trust Corp.                           19,400         2,251,612
   Chase Manhattan Corp.                         73,804         5,572,202
   Citicorp                                      39,300         5,865,525
   Comerica Inc.                                 38,650         2,560,563
   First Union Corp.                             27,300         1,590,225
   Fleet Financial Group Inc.                    44,600         3,724,100
   Golden West Financial Corp.                   25,800         2,742,863
   M & T  Bank Corp.                              3,031         1,679,174
   J.P. Morgan & Company                         15,500         1,815,437
   NationsBank Corp.                            103,612         7,926,318
   Norwest Corp.                                111,300         4,159,837
   PNC Bank Corp.                                26,700         1,436,794
   Republic New York Corp.                       49,200         3,096,525
   State Street Corp.                            38,800         2,696,600
   Summit Bancorp.                               66,200         3,144,500
   SunTrust Banks Inc.                           47,600         3,870,475
   Washington Mutual                             89,600         3,889,196
   Wells Fargo & Co.                             14,433         5,325,777
                                                             -------------
                                                               75,548,451
                                                             -------------
  BEVERAGE (2.4%)
   Adolph Coors Co.                              69,200         2,361,450
   Anheuser-Busch Cos.                              600            28,312
   Coca-Cola Co.                                203,400        17,390,700
                                                             -------------
                                                               19,780,462
                                                             -------------
  BROKERAGE (2.2%)
   MGIC Investment Corp.                         45,000         2,567,813
   Marsh & McLennan Cos.                         46,200         2,792,212
   Merrill Lynch & Co.                           54,600         5,036,850
   Morgan Stanley Dean Witter & Co.              83,525         7,632,097
                                                             -------------
                                                               18,028,972
                                                             -------------
  BUILDING MATERIALS (0.6%)
   Kaufman & Broad Home Corp.                    59,400         1,885,950
   Masco Corp.                                   54,900         3,321,450
                                                             -------------
                                                                5,207,400
                                                             -------------

  CAPITAL GOODS (2.2%)
   Cordant Technologies Inc.                     48,300         2,227,838
   Crane Co.                                     54,861         2,664,187
   Deere & Co.                                   51,800         2,738,925
   Emerson Electric Co.                          37,200         2,245,950
   Pitney Bowes, Inc.                            56,500         2,719,062
   Tellabs, Inc. (A)                             38,900         2,784,995
   Thomas & Betts Corp.                          57,500         2,831,875
                                                             -------------
                                                               18,212,832
                                                             -------------
  CHEMICALS (1.8%)
   Crompton & Knowles Corp.                      77,100         1,941,956
   Dow Chemical Co.                              20,500         1,982,094
   DuPont Co.                                    91,500         6,828,187
   Lyondell Petrochemical                        53,700         1,634,494
   Monsanto Co.                                  48,900         2,732,288
                                                             -------------
                                                               15,119,019
                                                             -------------
  CONSTRUCTION MACHINERY (0.6%)
   Caterpillar, Inc.                             34,100         1,803,038
   Ingersoll-Rand Co.                            60,800         2,679,000
                                                             -------------
                                                                4,482,038
                                                             -------------
  CONSUMER (5.7%)
   Colgate-Palmolive Co.                         44,200         3,889,600
   General Electric Cop.                        256,500        23,341,500
   Gillette Co.                                  64,384         3,649,768
   Procter & Gamble Co.                         116,300        10,590,569
   Unilever N.V.                                 45,800         3,615,338
   Whirlpool Corp.                               29,300         2,014,375
                                                             -------------
                                                               47,101,150
                                                             -------------
  CONSUMER SERVICES (0.3%)
   Kimberly-Clark Corp.                          46,460         2,131,352
                                                             -------------

  CONTAINERS (0.3%)
   Owens-Illinois, Inc. (A)                      49,200         2,201,700
                                                             -------------

  DEFENSE (0.3%)
   Raytheon Co. Class B                          34,400         2,033,900
                                                             -------------

  ENTERTAINMENT (1.1%)
   Time Warner, Inc.                             47,900         4,092,456
   Walt Disney Co.                               45,155         4,744,097
                                                             -------------
                                                                8,836,553
                                                             -------------
  FINANCE (1.4%)
   American Express Co.                          41,600         4,742,400
   Associates First Capital Corp.                38,710         2,975,831
   Countrywide Credit Industries, Inc.           41,800         2,121,350
   Pulte Corp.                                   68,000         2,031,500
                                                             -------------
                                                               11,871,081
                                                             -------------

                                               NO. OF            MARKET
                                               SHARES            VALUE
                                               ------------  --------------
  FOOD (3.7%)
   Dean Foods Co.                                 33,780     $   1,855,789
   H. J. Heinz Co.                                76,800         4,310,400
   Interstate Bakeries Corp.                      64,800         2,150,550
   Kellogg Co.                                    34,900         1,310,931
   McDonalds Corp.                                60,400         4,167,600
   PepsiCo, Inc.                                 131,700         5,424,394
   Sara Lee Corp.                                 85,400         4,777,063
   Suiza Foods Corp. (A)                          56,300         3,360,406
   Sysco Corp.                                   115,900         2,969,937
                                                             --------------
                                                                30,327,070
                                                             --------------
  HEALTHCARE (1.9%)
   Abbott Laboratories                           139,700         5,710,237
   Guidant Corp.                                  50,200         3,579,888
   HEALTHSOUTH Corp. (A)                         148,800         3,971,100
   Health Management
    Associates, Inc. (A)                          61,950         2,071,453
                                                             --------------
                                                                15,332,678
                                                             --------------
  INDEPENDENT ENERGY (0.6%)
   Burlington Resources, Inc.                     48,100         2,071,306
   Entergy Corp.                                  69,100         1,986,625
   Halliburton Co.                                23,200         1,033,850
                                                             --------------
                                                                 5,091,781
                                                             --------------
  INDUSTRIAL (1.2%)
   AccuStaff, Inc. (A)                            61,500         1,921,875
   Mercury General Corp.                          27,200         1,752,700
   Tyco International Ltd.                        95,300         6,003,900
                                                             --------------
                                                                 9,678,475
                                                             --------------
  INSURANCE (4.0%)
   Allstate Corp.                                 60,375         5,528,086
   Ambac Financial Group, Inc.                    30,600         1,790,100
   American International Group                   73,125        10,676,250
   Equitable Companies, Inc.                      42,500         3,184,844
   Everest Reinsurance Holdings                   48,000         1,845,000
   Hartford Financial Services Group              25,100         2,870,813
   SunAmerica, Inc.                               67,850         3,897,134
   Transatlantic Holdings, Inc.                   17,940         1,386,986
   20th Century Industries                        54,900         1,574,944
                                                             --------------
                                                                32,754,157
                                                             --------------
  INTEGRATED ENERGY (6.2%)
   Amoco Corp.                                   142,400         5,927,400
   Atlantic Richfield Co.                         28,000         2,187,500
   Chevron Corp.                                  54,500         4,526,906
   Exxon Corp.                                   223,700        15,952,606
   Mobil Corp.                                    90,500         6,934,563
   Royal Dutch Petroleum Co.                     147,000         8,057,438
   Texaco, Inc.                                   76,400         4,560,125
   Unocal Corp.                                   64,400         2,302,300
                                                             --------------
                                                                50,448,838
                                                             --------------

  MEDIA (2.4%)
   A.H. Belo Corp.                                   900            21,937
   Chancellor Media Corp. (A)                     43,000         2,135,217
   Clear Channel
    Communications, Inc. (A)                      37,215         4,061,087
   Gannett Co., Inc.                              48,100         3,418,106
   Meredith Corp.                                 62,300         2,924,206
   New York Times Co.                             42,800         3,391,900
   Tele-Communications, Inc. (A)                  43,000         1,651,467
   Viacom, Inc. (A)                               30,813         1,794,857
                                                             --------------
                                                                19,398,777
                                                             --------------
  METALS (1.3%)
   Aeroquip-Vickers, Inc.                         27,909         1,629,188
   Alumax Inc.                                    53,600         2,485,700
   Bethlehem Steel Corp. (A)                     135,100         1,680,306
   Illinois Tool Works                            44,800         2,987,600
   USX-U.S. Steel Group                           53,100         1,752,300
                                                             --------------
                                                                10,535,094
                                                             --------------
  NATURAL GAS PIPELINE (1.1%)
   Columbia Energy Group                          32,400         1,802,250
   Enron Corp.                                    26,800         1,448,875
   Sonat, Inc.                                    39,600         1,529,550
   Williams Cos.                                 113,100         3,817,125
                                                             --------------
                                                                 8,597,800
                                                             --------------
  OIL FIELD (0.5%)
   BJ Services Co. (A)                            43,560         1,265,962
   Schlumberger Ltd.                              40,600         2,773,488
   Union Pacific Resources Group                       1                18
                                                             --------------
                                                                 4,039,468
                                                             --------------
  PAPER (0.9%)
   Georgia-Pacific Group                          40,000         2,357,500
   International Paper Co.                        24,800         1,066,400
   Mead Corp.                                     49,250         1,563,688
   Weyerhaeuser Co.                               16,700           771,331
   Willamette Industries, Inc.                    51,200         1,638,400
                                                             --------------
                                                                 7,397,319
                                                             --------------
  PHARMACEUTICALS (9.6%)
   American Home Products Corp.                  148,800         7,700,400
   Bristol-Myers Squibb Co.                       99,900        11,482,256
   CVS Corp.                                      94,700         3,687,381
   Eli Lilly & Co.                               100,300         6,626,069
   Johnson & Johnson                              98,400         7,257,000
   Merck & Co.                                    85,200        11,395,500
   Pfizer, Inc.                                  115,530        12,556,667
   Schering-Plough Corp.                          88,300         8,090,488
   Warner-Lambert Co.                             99,000         6,868,125
   Watson Pharmaceuticals, Inc. (A)               58,700         2,740,556
                                                             --------------
                                                                78,404,442
                                                             --------------
  RAILROADS (0.3%)
   CSX Corp.                                      44,100         2,006,550
   Union Pacific Corp.                            18,000           794,250
                                                             --------------
                                                                 2,800,800
                                                             --------------

                                                 NO. OF         MARKET
                                                 SHARES         VALUE
                                               ------------  -------------
  RETAILERS (6.1%)
   Borders Group, Inc. (A)                       44,900      $  1,661,300
   Costco Cos. (A)                               64,600         4,075,853
   Dayton Hudson Corp.                           94,900         4,602,650
   Federated Department
    Stores, Inc.,(A)                             47,700         2,566,856
   Gap Inc.                                      37,000         2,280,125
   General Nutrition Cos., Inc. (A)             107,900         3,365,131
   Home Depot, Inc.                              85,049         7,064,383
   Jones Apparel Group Inc. (A)                  47,200         1,725,750
   Kmart Corp. (A)                              130,700         2,515,975
   Office Depot, Inc. (A)                        82,600         2,607,062
   J. C. Penney Co., Inc.                        22,700         1,641,494
   Ross Stores, Inc.                             37,200         1,604,250
   Stride Rite Corp.                              1,400            21,087
   TJX Companies, Inc.                          110,000         2,653,750
   Wal-Mart Stores, Inc.                        194,500        11,815,875
                                                             -------------
                                                               50,201,541
                                                             -------------
  SERVICES (4.3%)
   HBO & Co.                                    112,400         3,965,607
   Lincare Holdings, Inc. (A)                    52,700         2,215,044
   Medtronic, Inc.                               42,200         2,690,250
   Microsoft Corp. (A)                          228,200        24,738,295
   Oracle Corp. (A)                              81,525         1,999,906
                                                             -------------
                                                               35,609,102
                                                             -------------
  SUPERMARKETS (0.7%)
   Kroger Co. (A)                                54,600         2,340,975
   Safeway Inc. (A)                              78,730         3,203,327
                                                             -------------
                                                                5,544,302
                                                             -------------
  TECHNOLOGY (9.0%)
   Berg Electronics Corp. (A)                    37,300           729,681
   Ceridian Corp. (A)                            48,000         2,820,000
   Cisco Systems, Inc. (A)                      119,650        11,019,011
   Compaq Computer Corp.                        182,569         5,180,381
   Computer Associates International             29,462         1,636,982
   Compuware Corp. (A)                           33,500         1,711,639
   Dell Computer Corp. (A)                       60,400         5,603,984
   EMC Corp. (A)                                 95,200         4,266,150
   Eastman Kodak Co.                             28,780         2,102,739
   Hewlett-Packard Co.                           67,300         4,029,588
   Intel Corp.                                  145,600        10,788,043
   International Business
    Machines Corp.                              102,600        11,779,762
   Intuit Inc. (A)                               33,400         2,046,792
   Sun Microsystems Inc. (A)                     64,100         2,786,344
   Symbol Technologies, Inc.                     67,400         2,544,350
   Texas Instruments, Inc.                       33,300         1,941,806
   Xerox Corp.                                   28,300         2,875,988
                                                             -------------
                                                               73,863,240
                                                             -------------
  TELECOMMUNICATIONS (8.4%)
   AT&T Corp.                                   131,100         7,489,088
   AirTouch Communications, Inc. (A)             44,300         2,588,781
   Ameritech Corp.                               94,700         4,249,662
   Bell Atlantic Corp.                          134,058         6,116,396
   BellSouth Corp.                               85,700         5,752,613
   GTE Corp.                                     83,100         4,622,438
   Lucent Technologies Inc.                     144,074        11,985,156
   MCI Communications Corp.                      57,800         3,357,816
   MediaOne Group, Inc. (A)                      50,200         2,205,662
   Northern Telecom Ltd.                         43,000         2,440,250
   SBC Communications, Inc.                     166,520         6,660,800
   Sprint Corp.                                  37,106         2,615,973
   U S West, Inc.                                40,071         1,883,335
   WorldCom Inc. (A)                            142,400         6,884,143
                                                             -------------
                                                               68,852,113
                                                             -------------
  TEXTILE (0.3%)
   Fruit of The Loom (A)                         78,000         2,588,625
                                                             -------------

  TOBACCO (1.1%)
   Loews Corp.                                   21,500         1,873,187
   Philip Morris Cos.                           176,900         6,965,438
                                                             -------------
                                                                8,838,625
                                                             -------------
  U.S. AGENCY (0.8%)
   Federal Home Loan Mortgage Corp.              63,900         3,007,294
   Federal National
    Mortgage Association                         62,600         3,802,950
                                                             -------------
                                                                6,810,244
                                                             -------------
  UTILITIES (1.8%)
   Duke Energy Corp.                                300            17,775
   Edison International                         104,000         3,074,500
   FPL Group Inc.                                44,700         2,816,100
   Houston Industries                            22,400           691,600
   MidAmerican Energy Holdings Co.              114,200         2,469,575
   PacifiCorp                                    23,600           533,950
   Southern Co.                                  57,600         1,594,800
   Texas Utilities Co.                           80,500         3,350,812
                                                             -------------
                                                               14,549,112
                                                             -------------
    TOTAL COMMON STOCKS
     (COST $525,341,597)                                      814,581,648
                                                             -------------

                                                 PRINCIPAL         MARKET
                                                  AMOUNT           VALUE
                                               --------------  -------------
SHORT-TERM INVESTMENTS (0.6%)

  COMMERCIAL PAPER (0.5%)
   J.P. Morgan & Company,
    5.64% due July 21, 1998                    $   1,266,000   $   1,261,869
   PepsiCo Inc.,
    6.08% due July 1, 1998                         3,089,000       3,089,000
                                                               -------------
                                                                   4,350,869
                                                               -------------
  U.S. TREASURY (0.1%)
   United States of America Treasury,
    5.42% due July 23, 1998 (B)                      675,000         673,036
                                                               -------------

    TOTAL SHORT-TERM
     INVESTMENTS (COST $5,023,904)                                 5,023,905
                                                               -------------

                                                  NOTIONAL
                                                   VALUE
                                               --------------
FUTURES CONTRACTS (0.0%)

   S&P 500 Stock Index,
    Exp. September, 1998 (C)                   $   4,286,250               -
                                                               -------------


    TOTAL INVESTMENTS (100%)
     (COST $530,365,501) (D)                                   $ 819,605,553
                                                               =============


NOTES

(A) Non-income Producing Security.

(B) Par value of $670,000 pledged to cover margin deposits on futures contracts.

(C) As more fully discussed in Note 1 to the financial statements, it is Account GIS's practice to hold cash and cash equivalents (including short-term investments) at least equal to the underlying face value, or notional value, of outstanding purchased futures contracts, less the initial margin. Account GIS uses futures contracts as a substitute for holding individual securities.

(D) At June 30, 1998, net unrealized appreciation for all securities was $289,240,052. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $295,136,809 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $5,896,757.


                       See Notes to Financial Statements

                                  THE TRAVELERS
                              QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES


For the six months ended June 30, 1998, The Travelers Quality Bond Account for Variable Annuities ("Account QB") posted a 3.86% return before expenses versus The Lehman Government / Corporate Bond Index of 3.47%, (The Lehman Government / Corporate Bond Index is a combination of publicly issued intermediate and long-term U.S. government bonds and corporate bonds). Our long duration position had a positive effect as the 5-year Treasury yield fell 9 basis points and the 10-year Treasury yield dropped by 11 basis points, thereby increasing the value of Account QB's portfolio. Yield spread widening in the corporate sector negated our duration benefits as corporate bond yields increased by 5-15 basis points. While we continue to see reasonable value in the corporate sector, a huge supply of new issue products could keep yield spreads from narrowing dramatically.


 The Federal Reserve Board's ("Fed") policy remains neutral. The Fed continues to weigh the dilemma of too rapid economic growth as Gross Domestic Product ("GDP") grew by 5.4% in the first quarter, versus continued economic weakness in Asia. Recently, evidence has surfaced to indicate that the Pacific Rim is starting to create some drag on our economy. The trade deficit jumped to $14.5 billion in April, for example, and the unemployment rate inched up to 4.5% from 4.3%. Our current estimate at this time is that these factors should help second quarter GDP to slow to a more sustainable 2%.

We expect inflation to remain muted, but will watch closely for upward pressures on wages and prices in the service sector. We also will monitor the activities of Asia closely. Stability in that area should enable the Fed to more closely follow U.S. economic activity. Lastly, Japan's ability to deal with its banking crisis could stem the flow of assets out of that country thereby reducing their demand for U.S. Treasury securities.

PORTFOLIO MANAGER:  F. DENNEY VOSS



                                 [TAMIC LOGO]

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 1998


ASSETS:
     Investment securities, at market value (cost $157,091,039).................       $  157,950,974
     Cash ......................................................................                8,907
     Receivables:
          Interest..............................................................            1,630,113
          Investment securities sold............................................           62,238,294
          Purchase payments and transfers from other Travelers accounts.........               52,084
     Other assets...............................................................                8,951
                                                                                       ----------------

               Total Assets.....................................................          221,889,323
                                                                                       ----------------

LIABILITIES:
     Payables:
          Investment securities purchased.......................................           64,317,038
          Contract surrenders and transfers to other Travelers accounts.........              320,136
          Investment management and advisory fees...............................                6,997
     Accrued liabilities........................................................               25,485
                                                                                       ----------------

               Total Liabilities................................................           64,669,656
                                                                                       ----------------

NET ASSETS......................................................................       $  157,219,667
                                                                                       ================


                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998


INVESTMENT INCOME:
     Interest............................................................                           $    5,291,286

EXPENSES:
     Investment management and advisory fees.............................      $       255,231
     Insurance charges...................................................              929,221
                                                                               ----------------
          Total expenses.................................................                                1,184,452
                                                                                                    ---------------

               Net investment income.....................................                                4,106,834
                                                                                                    ---------------

REALIZED GAIN AND CHANGE IN UNREALIZED GAIN ON
        INVESTMENT SECURITIES:
     Realized gain from investment security transactions:
          Proceeds from investment securities sold.......................          298,481,994
          Cost of investment securities sold.............................          296,926,106
                                                                               ----------------

               Net realized gain.........................................                                1,555,888

     Change in unrealized gain on investment securities:
          Unrealized gain at December 31, 1997...........................            1,695,113
          Unrealized gain at June 30, 1998...............................              859,935
                                                                               ----------------

               Net change in unrealized gain for the period..............                                 (835,178)
                                                                                                    ---------------

                    Net realized gain and change in unrealized gain......                                  720,710
                                                                                                    ---------------

     Net increase in net assets resulting from operations................                           $    4,827,544
                                                                                                    ===============

                        See Notes to Financial Statements

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                                   SIX MONTHS
                                                                                                     ENDED            YEAR ENDED
                                                                                                    JUNE 30,         DECEMBER 31,
                                                                                                      1998               1997
                                                                                                      ----               ----
                                                                                                  (UNAUDITED)
OPERATIONS:
     Net investment income................................................................      $   4,106,834      $   8,282,982
     Net realized gain from investment security transactions..............................          1,555,888            692,660
     Net change in unrealized gain on investment securities...............................           (835,178)         1,496,038
                                                                                                ---------------    ---------------

          Net increase in net assets resulting from operations............................          4,827,544         10,471,680
                                                                                                ---------------    ---------------

UNIT TRANSACTIONS:
     Participant purchase payments
          (applicable to 1,076,475 and 2,595,588 units, respectively).....................          5,909,419         13,459,247
     Participant transfers from other Travelers accounts
          (applicable to 1,200,661 and 1,981,335 units, respectively).....................          6,587,389         10,315,973
     Administrative charges
          (applicable to 9,208 and 21,863 units, respectively)............................            (51,389)          (116,102)
     Contract surrenders
          (applicable to 1,351,348 and 2,897,282 units, respectively).....................         (7,478,073)       (15,167,293)
     Participant transfers to other Travelers accounts
          (applicable to 2,024,876 and 5,631,496 units, respectively).....................        (11,099,143)       (29,216,683)
     Other payments to participants
          (applicable to 91,707 and 175,168 units, respectively)..........................           (507,379)          (923,875)
                                                                                                ---------------    ---------------

          Net decrease in net assets resulting from unit transactions.....................         (6,639,176)       (21,648,733)
                                                                                                ---------------    ---------------

               Net decrease in net assets.................................................         (1,811,632)       (11,177,053)

NET ASSETS:
     Beginning of period..................................................................        159,031,299        170,208,352
                                                                                                ---------------    ---------------

     End of period........................................................................      $ 157,219,667      $ 159,031,299
                                                                                                ===============    ===============


                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Quality Bond Account for Variable Annuities ("Account QB") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account QB is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account QB in the preparation of its financial statements.

    SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last-reported sale price as of the close of business of the New York Stock Exchange on the last business day of the period; securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last-reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

    When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available, are valued by management at prices which it deems in good faith to be fair.

    Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    FUTURES CONTRACTS. Account QB may use interest rate futures contracts as a substitute for the purchase or sale of individual securities. When Account QB enters into a futures contract, it agrees to buy or sell specified debt securities at a future time for a fixed price, unless the contract is closed prior to expiration. Account QB is obligated to deposit with a broker an "initial margin" equivalent to a percentage of the face, or notional value of the contract.

    It is Account QB's practice to hold cash and cash equivalents in an amount at least equal to the notional value of outstanding purchased futures contracts, less the initial margin. Cash and cash equivalents include cash on hand, securities segregated under federal and brokerage regulations, and short-term highly liquid investments with maturities generally three months or less when purchased. Generally, futures contracts are closed prior to expiration.

    Futures contracts purchased by Account QB are priced and settled daily; accordingly, changes in daily prices are recorded as realized gains or losses and no asset is recorded in the Statement of Investments. However, when Account QB holds open futures contracts, it assumes a market risk generally equivalent to the underlying market risk of change in the value of the debt securities associated with the futures contract.

    REPURCHASE AGREEMENTS. When Account QB enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account QB plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account QB securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account QB monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account QB's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account QB form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account QB. Account QB is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    YEAR 2000. In 1996, The Travelers began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems that have time-sensitive programs to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations. The Travelers has a comprehensive plan in progress to address its internal year 2000 issue with modifications to existing programs and conversions to new programs to bring all of its critical business systems into year 2000 compliance by year-end 1998. The total cost associated with the required modifications and conversions, which are expensed as incurred, is not expected to have a material effect on The Travelers financial position, results of operations or liquidity. The Travelers also has third party customers, financial institutions, vendors and others with which it conducts business and is in the process of confirming their plans to address year 2000 issues. While The Travelers has been advised that these efforts by third party vendors and customers will be successfully completed in a timely manner, it is possible that a series of failures by third parties could have a material adverse effect on The Travelers results of operations in future periods.

2.  INVESTMENTS

    The costs of purchases and proceeds from sales of investments (other than short-term securities) were $175,103,243 and $182,358,416, respectively; the costs of purchases and proceeds from sales of direct and indirect U.S. government obligations were $110,263,258 and $106,591,908, respectively, for the six months ended June 30, 1998. Realized gains and losses from investment security transactions are reported on an identified cost basis.

3.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account QB's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account QB on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account QB on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    On contracts issued prior to May 16, 1983, The Travelers retained from Account QB sales charges of $5,239 and $12,423 for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively. The Travelers generally assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $30,449 and $86,884 of contingent deferred sales charges for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $480,000 and $966,000 of the net assets of Account QB were held on behalf of an affiliate of The Travelers as of June 30, 1998 and December 31, 1997, respectively. Transactions with this affiliate during the six months ended June 30, 1998 and the year ended December 31, 1997 were comprised of participant purchase payments of approximately $83,000 and $106,000 and contract surrenders of approximately $6,000 and $120,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY

                                                                                                JUNE 30, 1998
                                                                           -----------------------------------------------------
                                                                                                   UNIT               NET
                                                                               UNITS               VALUE             ASSETS
                                                                               -----               -----             ------
    Accumulation phase of contracts issued prior to May 16, 1983...........    7,185,952      $    5.771      $     41,474,753
    Annuity phase of contracts issued prior to May 16, 1983................      142,056           5.771               819,898
    Accumulation phase of contracts issued on or after May 16, 1983........   20,667,569           5.557           114,875,879
    Annuity phase of contracts issued on or after May 16, 1983.............        8,841           5.557                49,137
                                                                                                              -----------------

    Net Contract Owners' Equity......................................................................         $    157,219,667
                                                                                                              =================

6. SUPPLEMENTARY INFORMATION
   (Selected data for a unit outstanding throughout each period.)


   Contracts issued prior to May 16, 1983                 SIX
                                                         MONTHS
                                                         ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                        JUNE 30,         (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                      -----------   -------------------------------------------------------
                                                         1998       1997       1996         1995          1994        1993
                                                         ----       ----       ----         ----          ----        ----
   SELECTED PER UNIT DATA:
     Total investment income........................  $  .189     $  .353    $  .379      $  .328     $  .318     $  .306
     Operating expenses.............................     .037        .071       .067         .063        .059        .058
                                                      --------    --------   --------    ---------    --------    --------

     Net investment income..........................     .152        .282       .312         .265        .259        .248

     Unit value at beginning of period..............    5.593       5.234      5.050        4.400       4.498       4.150

     Net realized and change in unrealized
       gains (losses)...............................     .026        .077      (.128)        .385       (.357)       .100
                                                      --------    --------   --------    ---------    --------    --------

     Unit value at end of period....................  $ 5.771     $ 5.593    $ 5.234      $ 5.050     $ 4.400     $ 4.498
                                                      ========    ========   ========    =========    ========    ========

   SIGNIFICANT RATIOS AND ADDITIONAL DATA:
     Net increase (decrease) in unit value..........  $   .18     $   .36    $   .18      $   .65     $ (.10)     $   .35
     Ratio of operating expenses to average
       net assets...................................     1.33%*      1.33%      1.33%        1.33%       1.33%       1.33%
     Ratio of net investment income to average
       net assets...................................     5.39%*      5.25%      6.12%        5.54%       5.87%       5.66%
     Number of units outstanding at end of period
       (thousands)..................................    7,328       7,683      8,549        9,325      10,694      12,489
     Portfolio turnover rate........................      195%        196%       176%         138%         27%         24%


   Contracts issued on or after May 16, 1983               SIX
                                                          MONTHS
                                                          ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                         JUNE 30,       (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                       -----------  -----------------------------------------------------
                                                         1998        1997       1996       1995         1994       1993
                                                         ----        ----       ----       ----         ----       ----
   SELECTED PER UNIT DATA:
     Total investment income........................   $  .182     $  .342    $  .368    $  .319     $   .310    $  .299
     Operating expenses.............................      .043        .082       .078       .073         .069       .067
                                                       --------   ---------   --------   ---------   ---------   --------

     Net investment income..........................      .139        .260       .290       .246         .241       .232

     Unit value at beginning of period..............     5.393       5.060      4.894      4.274        4.381      4.052

     Net realized and change in unrealized gains
       (losses).....................................      .025        .073      (.124)      .374        (.348)      .097
                                                       --------   ---------   --------   ---------   ---------   --------

     Unit value at end of period....................   $ 5.557     $ 5.393    $ 5.060    $ 4.894      $ 4.274    $ 4.381
                                                       ========   =========   ========   =========   =========   ========

   SIGNIFICANT RATIOS AND ADDITIONAL DATA:
     Net increase (decrease) in unit value..........   $   .16     $   .33    $   .17    $    .62     $  (.11)   $    .33
     Ratio of operating expenses to average
       net assets...................................      1.57%*      1.57%      1.57%       1.57%       1.57%      1.57%
     Ratio of net investment income to average
       net assets...................................      5.14%*      5.00%      5.87%       5.29%       5.62%      5.41%
     Number of units outstanding at end of period
       (thousands)..................................    20,676      21,521     24,804      27,066      27,033     28,472
     Portfolio turnover rate........................       195%        196%       176%        138%         27%        24%

*  Annualized.

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1998

                                                 PRINCIPAL         MARKET
                                                   AMOUNT          VALUE
                                               --------------   ------------
BONDS (67.3%)

  AIRLINES (1.1%)
   Delta Air Lines
    9.25% Sinking Fund, 2007 (A)               $   1,673,236    $   1,695,088
                                                                --------------

  CHEMICALS (3.3%)
   Praxair, Inc.,
    6.15% Debentures, 2003                         5,250,000        5,249,895
                                                                --------------

  FOREIGN AGENCY (9.6%)
   Province of Manitoba,
    6.75% Bonds, 2003                              7,500,000        7,751,400
   Republic of Panama,
    7.88% Notes, 2002                              7,500,000        7,378,447
                                                                --------------
                                                                   15,129,847
                                                                --------------
  FINANCE (4.7%)
   Telecom New Zealand
    Finance Corp.,
     6.25% Debentures, 2003                        7,500,000        7,502,392
                                                                --------------

  FOOD (5.0%)
   Nabisco Inc.,
    6.70% Notes, 2002                              7,800,000        7,899,310
                                                                --------------

  HEALTHCARE (4.6%)
   Columbia/HCA Healthcare Corp.,
    8.70% Notes, 2010                              2,250,000        2,409,464
   Columbia/HCA Healthcare Corp.,
    6.87% Notes, 2003                              5,000,000        4,806,145
                                                                --------------
                                                                    7,215,609
                                                                --------------
  NATURAL GAS PIPELINE (4.8%)
   The Australian Gas Light Co.,
    6.40% Debentures, 2008                         7,500,000        7,618,808
                                                                --------------

  RAILROADS (4.9%)
   CSX Corp.,
    7.25% Debentures, 2004                         7,350,000        7,710,297
                                                                --------------

  REAL ESTATE (4.6%)
   Nationwide Health Properties, Inc.,
    6.90% Debentures, 2037                         7,000,000        7,204,309
                                                                --------------

  RETAILERS (4.7%)
   Tommy Hilfiger Corp.,
    6.50% Debentures, 2003                         7,500,000        7,517,528
                                                                --------------

  TOBACCO (5.8%)
   Philip Morris Cos.,
    6.95% Debentures, 2006                         8,800,000        9,096,938
                                                                --------------

  UTILITIES (14.2%)
   Niagara Mohawk Power Corp.,
    7.63% Debentures, 2005                         7,250,000        7,395,000
   SCANA Corp.,
    6.25% Debentures, 2003                         7,100,000        7,100,000
   United Utilities PLC,
    6.45% Debentures, 2008                         7,800,000        7,928,591

                                                                --------------
                                                                   22,423,591
                                                                --------------
    TOTAL BONDS
     (COST $105,421,721)                                          106,263,612
                                                                --------------

U.S. GOVERNMENT
  SECURITIES (26.0%)

   United States of America Treasury,
    5.63% Notes, 1999                             41,000,000       41,064,042
                                                                --------------

    TOTAL U.S. GOVERNMENT
     SECURITIES
      (COST $41,044,770)                                           41,064,042
                                                                --------------

SHORT-TERM INVESTMENTS (6.7%)

  COMMERCIAL PAPER (6.7%)
   Merrill Lynch & Co.,
    5.69% due July 7, 1998                         6,900,000        6,892,320
   Mobil Corp.,
    6.14% due July 1, 1998                         3,731,000        3,731,000
                                                                --------------

    TOTAL SHORT-TERM
     INVESTMENTS (COST $10,624,548)                                10,623,320
                                                                --------------

    TOTAL INVESTMENTS (100%)
     (COST $157,091,039) (B)                                    $ 157,950,974
                                                                ==============


NOTES

(A)     Restricted Security.

(B) At June 30, 1998, net unrealized appreciation for all securities was $859,935. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost of $1,064,208 and aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value of $204,273.




                        See Notes to Financial Statements

                                  THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES


For the six months ended June 30, 1998 the economy continued to expand at a greater than expected pace. However, growth slowed somewhat in the second quarter as the result of dislocations produced by the ongoing crisis in Asia, and more recently by the impact of the General Motors strike. Inflation for the most part continued to be nonexistent. As a result, the financial markets rallied and the 30-year Treasury bond yield ended at 5.62%, down 30 basis points from year-end. In addition, the federal funds rate remained unchanged at 5.50%.

It is anticipated that Gross Domestic Product growth will approximate 2% for the second quarter after a sizzling 5.4% rate for the first quarter. Accordingly, the Federal Reserve Board ("Fed") appears to be remaining on the sidelines for the foreseeable future. However, if there is any significant change in the economy the Fed will take the necessary action.

The strategy in management of The Travelers Money Market Account For Variable Annuities' short-term assets will be to extend maturates from the current average of 26 days to between 60 and 90 days. At June 30, 1998 the asset size of the portfolio was $92.6 million with an average yield of 5.58%.

PORTFOLIO MANAGER:  EMIL J. MOLINARO JR.



                                  [TAMIC LOGO]

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                  JUNE 30, 1998

ASSETS:
     Investment securities, at market value (cost $92,595,079)............    $  92,579,411
     Receivables:
          Interest........................................................           71,645
          Investment securities sold......................................        1,016,000
          Purchase payments and transfers from other Travelers accounts...          956,878
     Other assets.........................................................            2,918
                                                                              ---------------

               Total Assets...............................................       94,626,852
                                                                              ---------------

LIABILITIES:
     Cash overdraft.......................................................           16,314
     Payables:
          Investment securities purchased.................................          997,783
          Contract surrenders and transfers to other Travelers accounts...        1,717,584
          Investment management and advisory fees.........................            4,120
     Accrued liabilities..................................................           15,847
                                                                              ---------------

               Total Liabilities..........................................        2,751,648
                                                                              ---------------

NET ASSETS................................................................    $  91,875,204
                                                                              ===============



                       See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998


INVESTMENT INCOME:
     Interest  ...................................................                         $   2,476,964

EXPENSES:
     Investment management and advisory fees......................       $    143,802
     Insurance charges............................................            553,166
                                                                        --------------
          Total expenses..........................................                               696,968
                                                                                           --------------

               Net investment income..............................                             1,779,996
                                                                                           --------------

     Net increase in net assets resulting from operations.........                         $   1,779,996
                                                                                           ==============



                        See Notes to Financial Statements

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                                SIX MONTHS
                                                                                                   ENDED           YEAR ENDED
                                                                                                  JUNE 30,        DECEMBER 31,
                                                                                                   1998              1997
                                                                                                   ----              ----
                                                                                                (UNAUDITED)
OPERATIONS:
     Net investment income..............................................................      $    1,779,996    $    3,600,931
                                                                                              ----------------  ----------------

          Net increase in net assets resulting from operations..........................           1,779,996         3,600,931
                                                                                              ----------------  ----------------

UNIT TRANSACTIONS:
     Participant purchase payments
          (applicable to 3,017,430 and 14,166,450 units, respectively)..................           7,175,482        32,465,312
     Participant transfers from other Travelers accounts
          (applicable to 44,672,013 and 94,922,947 units, respectively).................         106,353,931       219,247,840
     Administrative charges
          (applicable to 18,413 and 37,992 units, respectively).........................             (44,230)          (88,495)
     Contract surrenders
          (applicable to 3,522,129 and 6,094,352 units, respectively)...................          (8,378,597)      (14,060,055)
     Participant transfers to other Travelers accounts
          (applicable to 42,071,282 and 104,773,969 units, respectively)................        (100,177,269)     (241,734,934)
     Other payments to participants
          (applicable to 94,254 and 170,332 units, respectively)........................            (225,042)         (395,081)
                                                                                              ----------------  ----------------

          Net increase (decrease) in net assets resulting from unit transactions........           4,704,275        (4,565,413)
                                                                                              ----------------  ----------------

               Net increase (decrease) in net assets....................................           6,484,271          (964,482)

NET ASSETS:
     Beginning of period................................................................          85,390,933        86,355,415
                                                                                              ----------------  ----------------

     End of period......................................................................      $   91,875,204    $   85,390,933
                                                                                              ================  ================



                        See Notes to Financial Statements

                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Money Market Account for Variable Annuities ("Account MM") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Travelers Group Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Account MM is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

    The following is a summary of significant accounting policies consistently followed by Account MM in the preparation of its financial statements.

    SECURITY VALUATION. Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Premiums and discounts are amortized to interest income utilizing the constant yield method.

    REPURCHASE AGREEMENTS. When Account MM enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by Account MM plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide to Account MM securities (collateral) whose market value, including accrued interest, will be at least equal to 102% of the repurchase price. Account MM monitors the value of collateral on a daily basis. Repurchase agreements will be limited to transactions with national banks and reporting broker dealers believed to present minimal credit risks. Account MM's custodian will take actual or constructive receipt of all securities underlying repurchase agreements until such agreements expire.

    FEDERAL INCOME TAXES. The operations of Account MM form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income and capital gains of Account MM. Account MM is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    YEAR 2000. In 1996, The Travelers began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems that have time-sensitive programs to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations. The Travelers has a comprehensive plan in progress to address its internal year 2000 issue with modifications to existing programs and conversions to new programs to bring all of its critical business systems into year 2000 compliance by year-end 1998. The total cost associated with the required modifications and conversions, which are expensed as incurred, is not expected to have a material effect on The Travelers financial position, results of operations or liquidity. The Travelers also has third party customers, financial institutions, vendors and others with which it conducts business and is in the process of confirming their plans to address year 2000 issues. While The Travelers has been advised that these efforts by third party vendors and customers will be successfully completed in a timely manner, it is possible that a series of failures by third parties could have a material adverse effect on The Travelers results of operations in future periods.

2.  CONTRACT CHARGES

    Investment management and advisory fees are calculated daily at an annual rate of 0.3233% of Account MM's average net assets. These fees are paid to Travelers Asset Management International Corporation, an indirect wholly owned subsidiary of Travelers Group Inc.

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. On contracts issued prior to May 16, 1983, these charges are equivalent to 1.0017% of the average net assets of Account MM on an annual basis. On contracts issued on or after May 16, 1983, the charges for mortality and expense risks are equivalent to 1.25% of the average net assets of Account MM on an annual basis. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $49,882 and $90,325 of contingent deferred sales charges for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

3.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $3,381,000 and $2,883,000 of the net assets of Account MM were held on behalf of an affiliate of The Travelers as of June 30, 1998 and December 31, 1997, respectively. Transactions with this affiliate during the six months ended June 30, 1998 and the year ended December 31, 1997 were comprised of participant purchase payments of approximately $1,120,000 and $320,000 and contract surrenders of approximately $498,000 and $1,367,000, respectively.

4.  NET CONTRACT OWNERS' EQUITY

                                                                                        JUNE 30, 1998
                                                                       ----------------------------------------------
                                                                                              UNIT            NET
                                                                               UNITS          VALUE          ASSETS
                                                                               -----          -----          ------
    Accumulation phase of contracts issued prior to May 16, 1983..........       23,895    $   2.495    $      59,632
    Annuity phase of contracts issued prior to May 16, 1983...............       72,822        2.495          181,735
    Accumulation phase of contracts issued on or after May 16, 1983.......   38,005,795        2.403       91,345,095
    Annuity phase of contracts issued on or after May 16, 1983............      120,137        2.403          288,742
                                                                                                        -------------

    Net Contract Owners' Equity.................................................................        $  91,875,204
                                                                                                        =============

5.  SUPPLEMENTARY INFORMATION
    (Selected data for a unit outstanding throughout each period.)





   Contracts issued prior to May 16, 1983                   SIX
                                                           MONTHS
                                                           ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                          JUNE 30,         (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                        -----------   -------------------------------------------------------
                                                           1998         1997      1996        1995         1994        1993
                                                           ----         ----      ----        ----         ----        ----
SELECTED PER UNIT DATA:
     Total investment income............................   $  .06     $  .13    $  .12     $  .130      $  .091     $  .067
     Operating expenses.................................      .01        .03       .03        .030         .028        .027
                                                          -------     ------    -------    ---------    --------    --------

     Net investment income..............................      .05        .10       .09        .100         .063        .040

     Unit value at beginning of period..................     2.44       2.34      2.24       2.146        2.083       2.043
                                                          -------     ------    -------    --------     --------    --------

     Unit value at end of period........................   $ 2.49     $ 2.44    $ 2.34     $ 2.246      $ 2.146     $ 2.083
                                                           =======    =======   =======    ========     ========    ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
     Net increase in unit value.........................  $   .05      $  .10   $  .10     $   .10      $   .06     $   .04
     Ratio of operating expenses to average
       net assets.......................................     1.33%*      1.33%    1.33%       1.33%        1.33%       1.33%
     Ratio of net investment income to average
       net assets.......................................     4.29%*      4.27%    4.10%       4.61%        2.98%       1.93%
     Number of units outstanding at end of period
       (thousands)................                             97         105      112         206          206         218


Contracts issued on or after May 16, 1983                     SIX
                                                             MONTHS
                                                             ENDED                FOR THE YEARS ENDED DECEMBER 31,
                                                            JUNE 30,         (DERIVED FROM AUDITED FINANCIAL INFORMATION)
                                                           ---------    ---------------------------------------------------------
                                                             1998          1997         1996        1995         1994      1993
                                                             ----          ----         ----        ----         ----      ----
SELECTED PER UNIT DATA:
     Total investment income............................  $  .066       $  .128      $  .121     $  .127      $  .087    $ .065
     Operating expenses.................................     .018          .036         .035        .034         .032      .031
                                                           -------      --------     --------    --------     --------   -------

     Net investment income..............................     .048          .092         .086        .093         .055      .034

     Unit value at beginning of period..................    2.355         2.263        2.177       2.084        2.029     1.995
                                                           -------      --------     --------    --------     --------   -------

     Unit value at end of period........................  $ 2.403       $ 2.355      $ 2.263     $ 2.177      $ 2.084   $ 2.029
                                                           =======      ========     ========    ========     ========  =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
     Net increase in unit value.........................  $   .05       $   .09      $   .09     $   .09      $   .06     $ .03
     Ratio of operating expenses to average
       net assets.......................................     1.57%*        1.57%        1.57%       1.57%        1.57%     1.57%
     Ratio of net investment income to average
       net assets.......................................     4.04%*        4.02%        3.84%       4.36%        2.72%     1.68%
     Number of units outstanding at end of period
       (thousands)......................................   38,126        36,134       38,044      35,721       39,675    34,227

*  Annualized.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                      STATEMENT OF INVESTMENTS (UNAUDITED)
                                  JUNE 30, 1998



                                                    PRINCIPAL              MARKET
                                                     AMOUNT                VALUE
                                                 ---------------      ---------------
SHORT-TERM INVESTMENTS (100%)

  COMMERCIAL PAPER (100%)
   American Home Products Corp.,
    5.64% due August 21, 1998                    $    1,367,000       $    1,356,068
   Bell Atlantic Financial Services Inc.,
    5.63% due July 10, 1998                           1,345,000            1,342,875
   BellSouth Capital Funding,
    5.61% due July 1, 1998                            2,460,000            2,459,601
   Corporate Asset Funding Co.,
    5.64% due July 7, 1998                            4,315,000            4,310,197
   Dakota Certificates Program,
    5.66% due August 14, 1998                         3,610,000            3,584,997
   Deutsche Bank Financial, Inc.,
    5.62% due July 7, 1998                            1,385,000            1,383,459
   Diageo PLC,
    5.64% due July 13, 1998                           5,000,000            4,989,805
   E.I. Dupont de Nemours & Co.,
    5.65% due August 25, 1998                         2,950,000            2,924,606
   General Electric Capital Corp.,
    5.60% due July 6, 1998                            4,500,000            4,495,694
   J.P. Morgan & Company,
    5.64% due July 21, 1998                           4,500,000            4,485,317
   Marsh & McLennan Cos.,
    5.70% due July 28, 1998                           2,080,000            2,071,006
   May Department Stores,
    5.64% due July 24, 1998                           4,075,000            4,059,845
   Merrill Lynch & Co.,
    5.67% due August 24, 1998                         3,190,000            3,163,029
   Motorola, Inc.,
    5.62% due July 23, 1998                           2,165,000            2,157,277
   National Rural Utilities Co-Op
    Financial Corp.,
     5.62% due July 16, 1998                          1,807,000            1,802,490
   National Rural Utilities Co-Op
    Financial Corp.,
     5.64% due August 6, 1998                         2,140,000            2,127,802
   Norwest Financial, Inc.,
    5.78% due September 1, 1998                       3,450,000            3,452,471
   Potomac Electric Power Co.,
    5.64% due July 28, 1998                           4,104,000            4,086,254
   Private Export Funding Corp.,
    5.64% due July 7, 1998                            4,100,000            4,095,437
   Procter & Gamble Co.,
    5.61% due July 20, 1998                           4,500,000            4,486,005
   Progress Capital Holdings, Inc.,
    5.79% due July 14, 1998                           1,000,000              997,809
   Prudential Funding Corp.,
    5.63% due July 22, 1998                           2,927,000            2,917,004
   Rubbermaid Inc.,
    5.65% due July 30, 1998                           4,500,000            4,479,183
   Sherwin Williams Co.,
    5.63% due August 7, 1998                          5,000,000            4,970,735
   Southern New England Telephone,
    5.65% due July 20, 1998                           4,338,000            4,324,509
   TECO Financial, Inc.,
    5.63% due July 28, 1998                           2,100,000            2,090,920
   Transamerica Financial Corp.,
    5.64% due July 24, 1998                           3,930,000            3,915,384
   Tribune Co.,
    5.65% due August 26, 1998                         2,170,000            2,150,991
   TRW, Inc.,
    5.66% due July 17, 1998                           3,909,000            3,898,641
                                                                      ---------------

    TOTAL INVESTMENTS (100%)
     (COST $92,595,079)                                               $   92,579,411
                                                                      ===============



                        See Notes to Financial Statements

                      This page intentionally left blank.

                      This page intentionally left blank.

                               Investment Adviser
                               ------------------
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES


                             Investment Sub-Adviser
                             ----------------------
                     TRAVELERS INVESTMENT MANAGEMENT COMPANY
                              Hartford, Connecticut
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES



                             Independent Accountants
                             -----------------------
                            COOPERS & LYBRAND L.L.P.
                              Hartford, Connecticut


                                    Custodian
                                    ---------
                         THE CHASE MANHATTAN BANK, N.A.
                               New York, New York









The financial information included herein has been taken from the records of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, and The Travelers Money Market Account for Variable Annuities. This financial information has not been audited by the Accounts' independent accountants, who therefore express no opinion concerning its accuracy. However, it is management's opinion that all proper adjustments have been made.


This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities and The Travelers Money Market Account for Variable Annuities. It should not be used in connection with any offer except in conjunction with the Universal Annuity Prospectus which contains all pertinent information, including the applicable sales commissions.







VG-137 (Semi-Annual) (6-98) Printed in U.S.A.